UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re   Insilco Technologies, Inc.,  et al.                    Case No. 02-13672
        Debtors Fiscal Month from February 22 to March 28, 2003 for the Reporting Period March 1, to March 31, 2003

                            MONTHLY OPERATING REPORT
                            ------------------------
            File with Court and submit copy to United States Trustee
                        within 30 days after end of month

Submit copy of report to any official committee appointed in the case.

===============================================================================================================
                                                                                      DOCUMENT      EXPLANATION
REQUIRED DOCUMENTS                                                       FORM NO.     ATTACHED        ATTACHED
===============================================================================================================
Schedule of Cash Receipts and Disbursements                                          X (Exh. A)
---------------------------------------------------------------------------------------------------------------
    Bank Reconciliation (or copies of debtor's bank reconciliations)                                 X (Exh. B)
---------------------------------------------------------------------------------------------------------------
    Copies of Bank Statements                                                                            X
---------------------------------------------------------------------------------------------------------------
    Cash disbursements journals                                                                  see cash rec/disb
---------------------------------------------------------------------------------------------------------------
Statement of Operations                                                              X (Exh. C)
---------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                        X (Exh. D)
---------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                                             X
---------------------------------------------------------------------------------------------------------------
    Copies of IRS Form 6123 or payment receipt                                                   see tax attestation
---------------------------------------------------------------------------------------------------------------
    Hard Copies of tax returns filed during reporting period have been                                   X
---------------------------------------------------------------------------------------------------------------
    provided to the U.S. Trustee.  They are available upon request.                  X (Exh. E)
---------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                     MOR - 4     X (Exh. E)
---------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                             MOR - 5     X (Exh. F)
---------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                     MOR - 5     X (Exh. G)
===============================================================================================================

Insilco International Holding Company (02-13674) is a holding company and Signal Caribe (02-13680) is a nonoperating company and thus there is no activity to report for these two companies.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ MICHAEL R. ELIA                                                  4/29/2003
-------------------------------------                    ---------------------
Signature of Debtor                                      Date


-------------------------------------                    ---------------------
Signature of Joint Debtor                                Date

/s/ MICHAEL R. ELIA                                                  4/29/2003
-------------------------------------                    ---------------------
Signature of Authorized Individual*                      Date


-------------------------------------           ------------------------------
Printed Name of Authorized Individual           Title of Authorized Individual

* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                               Case No. 02-13672

  Fiscal Month from February 22 to March 28, 2003 for the Reporting Period March 1, to March 31, 2003
================================================================================




                       INSILCO TECHNOLOGIES, INC., ET AL.



      Tab    Description
      ---    -----------
       A  -  Schedule of Cash Receipts and Disbursements
       B  -  Bank Reconciliations and Statements
       C  -  Statement of Operations
       D  -  Balance Sheet
       E  -  Status of Postpetition Taxes / Summary of Unpaid Postpetition Debts
       F  -  Accounts Receivable Reconciliation and Aging
       G  -  Debtor Questionnaire

                                    EXHIBIT A

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc. et al.                        Case No. 02-13672
All Debtors                  Fiscal Month from February 22 to March 28, 2003 for
                             the Reporting Period March 1, to March 31, 2003

======================================================================================================================
WEEKLY CASH FLOW
======================================================================================================================
US LOCATIONS                                         A               A               A               A               A
Week number                                          9              10              11              12              13
Date                                         2/28/2003        3/7/2003       3/14/2003       3/21/2003       3/28/2003
======================================================================================================================
BEGINNING CASH BALANCE                           7,303           6,505           6,547           6,539          43,852

Collections
Trade receipts                                   2,120           3,157           2,739           2,454               1
Other                                              312              --              --          38,421          17,502
----------------------------------------------------------------------------------------------------------------------
   Total Collections                             2,432           3,157           2,739          40,875          17,503
----------------------------------------------------------------------------------------------------------------------

CASH AVAILABLE                                   9,735           9,662           9,286          47,414          61,355

Disbursements *
Payroll                                           (809)           (661)           (783)           (504)           (747)
Benefits                                          (450)           (177)            (75)            (63)             --
Inventory Purchases                             (1,101)         (1,327)         (1,303)         (1,104)             (1)
General Cash Disbursements                        (739)           (916)           (527)           (728)           (155)
Deposits                                            --              --              --              --              --
Critical Vendor Payments                            --              --              --              --              --
Capital expenditures                                --             (33)             --              --              --
Other                                               --              --              --              --              --
                                            --------------------------------------------------------------------------
   Subtotal Operating Expenses                  (3,099)         (3,114)         (2,688)         (2,399)           (903)
Professional fees
   On-Going                                         (5)             (7)            (27)            (11)            (25)
   Debtor's Professionals                         (127)             --
   Unsecured Professionals
                                            --------------------------------------------------------------------------
       Subtotal                                   (132)             (7)            (27)            (11)            (25)
                                            --------------------------------------------------------------------------
   Bank Professionals                                               --              --            (274)             --
Restructuring costs                                 --              --              --              --              --
Taxes                                               --              --             (26)            (11)              1
Intercompany transfers out                          --              --              --              --            (481)
Intercompany transfers in                           11              12              --             820           8,752
Cash zeroing due to Sales                           --              --              --              --             876
Corp. Funding of A/P Checks after Sales             --              --              --              --          (2,169)
O/S checks passed to corp to be cashed              --              --              --              --            (986)
Debt service                                        --              --              (3)           (154)        (49,892)
----------------------------------------------------------------------------------------------------------------------
   Total disbursements                          (3,220)         (3,109)         (2,744)         (2,029)        (44,827)
----------------------------------------------------------------------------------------------------------------------

Wind-down costs Medical/Dental                     (10)             (6)             (3)             --              --
Wind-down costs Severance                           --              --              --          (1,533)           (234)

ENDING CASH                                      6,505           6,547           6,539          43,852          16,294
======================================================================================================================

Key Account information
Sales                                            1,711           2,201           2,124           3,241              --
Trade accounts receivable balance               20,932          20,151          19,034          19,301              --
Inventory                                       23,279          23,622          23,163          23,249              --
Accounts payable - US                            2,083           1,696           1,786           1,894              --

*  On a book basis, i.e. includes checks written not cashed.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc. et al.                        Case No. 02-13672
Insilco Technologies, Inc.
Debtors Fiscal Month from February 22 to March 28, 2003 for the Reporting Period March 1, to March 31, 2003

======================================================================================================================
WEEKLY CASH FLOW
======================================================================================================================
US LOCATIONS                                         A               A               A               A               9
Week number                                          9              10              11              12              13
Date                                         2/28/2003        3/7/2003       3/14/2003       3/21/2003       3/28/2003
======================================================================================================================
BEGINNING CASH BALANCE                          11,502          10,770          10,437          10,255          47,616

Collections
Trade receipts                                     128             186             309              49               1
Other                                               59              --              --          38,421          17,502
----------------------------------------------------------------------------------------------------------------------
   Total Collections                               187             186             309          38,470          17,503
----------------------------------------------------------------------------------------------------------------------

CASH AVAILABLE                                  11,689          10,956          10,746          48,725          65,119

Disbursements*
Payroll                                           (184)            (36)           (193)            (17)            (87)
Benefits                                          (357)           (133)            (68)            (56)             --
Inventory Purchases                               (175)           (145)           (125)            (15)             (1)
General Cash Disbursements                         (72)           (204)            (46)            (42)           (149)
Deposits                                            --              --              --              --              --
Critical Vendor Payments                            --              --              --              --              --
Capital expenditures                                --              --              --              --              --
Other                                               --              --              --              --              --
                                            --------------------------------------------------------------------------
   Subtotal Operating Expenses                    (788)           (518)           (432)           (130)           (237)
Professional fees
   On-Going                                         (5)             (7)            (27)            (11)            (25)
   Debtor's Professionals                         (127)             --
   Unsecured Professionals
                                            --------------------------------------------------------------------------
       Subtotal                                   (132)             (7)            (27)            (11)            (25)
                                            --------------------------------------------------------------------------
   Bank Professionals                                               --              --            (274)             --
Restructuring costs                                 --              --              --              --              --
Taxes                                               --              --             (26)            (11)              1
Intercompany transfers out                          --              --              --              --              (5)
Intercompany transfers in                           11              12              --               4           8,752
Cash zeroing due to Sales                                                                                       (4,030)
Corp. Funding of A/P Checks after Sales                                                                         (2,169)
O/S checks passed to corp to be cashed                                                                            (986)
Debt service                                        --              --              (3)           (154)        (49,892)
----------------------------------------------------------------------------------------------------------------------
   Total disbursements                            (909)           (513)           (488)           (576)        (48,591)
----------------------------------------------------------------------------------------------------------------------

Wind-down costs Medical/Dental                     (10)             (6)             (3)             --              --
Wind-down costs Severance                           --              --              --            (533)           (234)

ENDING CASH                                     10,770          10,437          10,255          47,616          16,294
======================================================================================================================

Key Account information
Sales                                              273             230             183              64              --
Trade accounts receivable balance                1,653           1,700           1,650           1,558              --
Inventory                                        2,341           2,367           2,227           2,259              --
Accounts payable - US                               73             101              72             113              50

* On a book basis, i.e. includes checks written not cashed.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc. et al.                        Case No. 02-13675
Precision Cable Manufacturing
Debtors Fiscal Month from February 22 to March 28, 2003 for the Reporting Period March 1, to March 31, 2003

======================================================================================================================
WEEKLY CASH FLOW
======================================================================================================================
US LOCATIONS                                         A               A               A               A               9
Week number                                          9              10              11              12              13
Date                                         2/28/2003        3/7/2003       3/14/2003       3/21/2003       3/28/2003
======================================================================================================================
BEGINNING CASH BALANCE                           1,251           1,333           1,623           1,712           1,351

Collections
Trade receipts                                     492             748             573             426              --
Other                                               39                              --              --              --
----------------------------------------------------------------------------------------------------------------------
   Total Collections                               531             748             573             426              --
----------------------------------------------------------------------------------------------------------------------

CASH AVAILABLE                                   1,782           2,081           2,196           2,138           1,351

Disbursements *
Payroll                                           (101)            (58)            (88)            (59)           (170)
Benefits                                           (15)            (18)             (7)             (7)             --
Inventory Purchases                               (272)           (331)           (381)           (458)             --
General Cash Disbursements                         (61)            (51)             (8)            (43)             --
Deposits                                            --              --              --              --              --
Critical Vendor Payments                            --              --              --              --              --
Capital expenditures                                --              --              --              --              --
Other                                               --              --              --              --              --
                                            --------------------------------------------------------------------------
   Subtotal Operating Expenses                    (449)           (458)           (484)           (567)           (170)
Professional fees
   On-Going                                         --              --              --              --              --
   Debtor's Professionals                           --
   Unsecured Professionals
                                            --------------------------------------------------------------------------
       Subtotal                                     --              --              --              --              --
                                            --------------------------------------------------------------------------
   Bank Professionals                                               --              --              --              --
Restructuring costs                                 --              --              --              --              --
Taxes                                               --              --              --              --              --
Intercompany transfers out                          --              --              --              --              --
Intercompany transfers in                           --              --              --              --              --
Cash zeroing due to Sales                                                                                       (1,181)
Corp. Funding of A/P Checks after Sales                                                                             --
O/S checks passed to corp to be cashed
Debt service                                        --              --              --              --              --
----------------------------------------------------------------------------------------------------------------------
   Total disbursements                            (449)           (458)           (484)           (567)         (1,351)
----------------------------------------------------------------------------------------------------------------------

Wind-down costs Medical/Dental                                                                      --              --
Wind-down costs Severance                           --              --              --            (220)             --

ENDING CASH                                      1,333           1,623           1,712           1,351              --
======================================================================================================================

Key Account information
Sales                                               76             262             318             320              --
Trade accounts receivable balance                3,875           3,323           3,051           3,092              --
Inventory                                        4,452           4,713           4,891           4,252              --
Accounts payable - US                              283             268             526             144              --

*  On a book basis, i.e. includes checks written not cashed.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc. et al.                        Case No. 02-13673
InNet Technologies, Inc.
Debtors Fiscal Month from February 22 to March 28, 2003 for the Reporting Period March 1, to March 31, 2003

======================================================================================================================
WEEKLY CASH FLOW
======================================================================================================================
US LOCATIONS                                         A               A               A               A               9
Week number                                          9              10              11              12              13
Date                                         2/28/2003        3/7/2003       3/14/2003       3/21/2003       3/28/2003
======================================================================================================================
BEGINNING CASH BALANCE                          (1,698)         (1,706)         (1,729)         (1,733)         (2,324)

Collections
Trade receipts                                      10              50               6              44              --
Other                                                1              --              --              --              --
----------------------------------------------------------------------------------------------------------------------
   Total Collections                                11              50               6              44              --
----------------------------------------------------------------------------------------------------------------------

CASH AVAILABLE                                  (1,687)         (1,656)         (1,723)         (1,689)         (2,324)

Disbursements*
Payroll                                             --             (67)             --            (103)             (5)
Benefits                                            --              (1)             --              --              --
Inventory Purchases                                 --              --              --              --              --
General Cash Disbursements                         (19)             (5)            (10)             (9)             (6)
Deposits                                            --              --              --              --              --
Critical Vendor Payments                            --              --              --              --              --
Capital expenditures                                --              --              --              --              --
Other                                               --              --              --              --              --
                                            --------------------------------------------------------------------------
   Subtotal Operating Expenses                     (19)            (73)            (10)           (112)            (11)
Professional fees
   On-Going                                         --              --              --              --              --
   Debtor's Professionals                           --
   Unsecured Professionals
                                            --------------------------------------------------------------------------
       Subtotal                                     --              --              --              --              --
                                            --------------------------------------------------------------------------
   Bank Professionals                                               --              --              --              --
Restructuring costs                                 --              --              --              --              --
Taxes                                               --              --              --              --              --
Intercompany transfers out                          --              --              --              --              --
Intercompany transfers in                           --              --              --              --              --
Cash zeroing due to Sales                                                                                        2,335
Corp. Funding of A/P Checks after Sales                                                                             --
O/S checks passed to corp to be cashed
Debt service                                        --              --              --              --              --
----------------------------------------------------------------------------------------------------------------------
   Total disbursements                             (19)            (73)            (10)           (112)          2,324
----------------------------------------------------------------------------------------------------------------------

Wind-down costs Medical/Dental                                                                      --              --
Wind-down costs Severance                           --              --              --            (523)             --

ENDING CASH                                     (1,706)         (1,729)         (1,733)         (2,324)             --
======================================================================================================================

Key Account information
Sales                                               34              35              35              34              --
Trade accounts receivable balance                  356             356             356             349              --
Inventory                                          106             106             295             251              --
Accounts payable - US                               --              --              --              --              --

*  On a book basis, i.e. includes checks written not cashed.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc. et al.                        Case No. 02-13681
Signal Transformer Co., Inc.
Debtors Fiscal Month from February 22 to March 28, 2003 for the Reporting Period March 1, to March 31, 2003

======================================================================================================================
WEEKLY CASH FLOW
======================================================================================================================
US LOCATIONS                                         A               A               A               A               9
Week number                                          9              10              11              12              13
Date                                         2/28/2003        3/7/2003       3/14/2003       3/21/2003       3/28/2003
======================================================================================================================
BEGINNING CASH BALANCE                            (784)           (821)           (751)           (756)           (740)

Collections
Trade receipts                                     324             442             349             318              --
Other                                              (32)             --              --              --              --
----------------------------------------------------------------------------------------------------------------------
   Total Collections                               292             442             349             318              --
----------------------------------------------------------------------------------------------------------------------

CASH AVAILABLE                                    (492)           (379)           (402)           (438)           (740)

Disbursements *
Payroll                                            (55)            (51)            (52)            (37)            (54)
Benefits                                            --              --              --              --              --
Inventory Purchases                               (169)            (84)           (149)           (104)             --
General Cash Disbursements                        (105)           (237)           (153)           (113)             --
Deposits                                            --              --              --              --              --
Critical Vendor Payments                            --              --              --              --              --
Capital expenditures                                --              --              --              --              --
Other                                               --              --              --              --              --
                                            --------------------------------------------------------------------------
   Subtotal Operating Expenses                    (329)           (372)           (354)           (254)            (54)
Professional fees
   On-Going                                         --              --              --              --              --
   Debtor's Professionals                           --
   Unsecured Professionals
                                            --------------------------------------------------------------------------
       Subtotal                                     --              --              --              --              --
                                            --------------------------------------------------------------------------
   Bank Professionals                                               --              --              --              --
Restructuring costs                                 --              --              --              --              --
Taxes                                               --              --              --              --              --
Intercompany transfers out                          --              --              --              --              --
Intercompany transfers in                           --              --              --              21              --
Cash zeroing due to Sales                                                                                          794
Corp. Funding of A/P Checks after Sales                                                                             --
O/S checks passed to corp to be cashed
Debt service                                        --              --              --              --              --
----------------------------------------------------------------------------------------------------------------------
   Total disbursements                            (329)           (372)           (354)           (233)            740
----------------------------------------------------------------------------------------------------------------------

Wind-down costs Medical/Dental                                                                      --              --
Wind-down costs Severance                           --              --              --             (69)             --

ENDING CASH                                       (821)           (751)           (756)           (740)             --
======================================================================================================================

Key Account information
Sales                                              249             258             293             206              --
Trade accounts receivable balance                3,495           3,436           3,473           2,912              --
Inventory                                        4,555           4,555           4,555           4,674              --
Accounts payable - US                              251             201             171             326              --

*  On a book basis, i.e. includes checks written not cashed.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc. et al.         Case No.'s 02-13676 and 02-13678
Stewart Stamping Group
Debtors Fiscal Month from February 22 to March 28, 2003 for the Reporting Period March 1, to March 31, 2003

======================================================================================================================
WEEKLY CASH FLOW
======================================================================================================================
US LOCATIONS                                         A               A               A               A               9
Week number                                          9              10              11              12              13
Date                                         2/28/2003        3/7/2003       3/14/2003       3/21/2003       3/28/2003
======================================================================================================================
BEGINNING CASH BALANCE                           1,783           1,780           1,764           2,171           2,350

Collections
Trade receipts                                     937           1,109           1,281           1,286              --
Other                                              118              --              --              --              --
----------------------------------------------------------------------------------------------------------------------
   Total Collections                             1,055           1,109           1,281           1,286              --
----------------------------------------------------------------------------------------------------------------------

CASH AVAILABLE                                   2,838           2,889           3,045           3,457           2,350

Disbursements*
Payroll                                           (334)           (321)           (330)           (232)           (261)
Benefits                                           (12)            (25)             --              --              --
Inventory Purchases                               (315)           (470)           (344)           (354)             --
General Cash Disbursements                        (397)           (276)           (200)           (385)             --
Deposits                                            --              --              --              --              --
Critical Vendor Payments                            --              --              --              --              --
Capital expenditures                                --             (33)             --              --              --
Other                                               --              --              --              --              --
                                            --------------------------------------------------------------------------
   Subtotal Operating Expenses                  (1,058)         (1,125)           (874)           (971)           (261)
Professional fees
   On-Going                                         --              --              --              --              --
   Debtor's Professionals                           --              --
   Unsecured Professionals
                                            --------------------------------------------------------------------------
       Subtotal                                     --              --              --              --              --
                                            --------------------------------------------------------------------------
   Bank Professionals                                               --              --              --              --
Restructuring costs                                 --              --              --              --              --
Taxes                                               --              --              --              --              --
Intercompany transfers out                          --              --              --              --            (476)
Intercompany transfers in                           --              --              --              --              --
Cash zeroing due to Sales                                                                                       (1,613)
Corp. Funding of A/P Checks after Sales                                                                             --
O/S checks passed to corp to be cashed
Debt service                                        --              --              --              --              --
----------------------------------------------------------------------------------------------------------------------
   Total disbursements                          (1,058)         (1,125)           (874)           (971)         (2,350)
----------------------------------------------------------------------------------------------------------------------

Wind-down costs Medical/Dental                                                                      --              --
Wind-down costs Severance                           --              --              --            (136)             --

ENDING CASH                                      1,780           1,764           2,171           2,350              --
======================================================================================================================

Key Account information
Sales                                              971           1,025             999             840              --
Trade accounts receivable balance                8,233           8,358           7,766           7,708              --
Inventory                                        8,455           8,455           8,833           8,598              --
Accounts payable - US                              849             730           1,257           1,459              --

*  On a book basis, i.e. includes checks written not cashed.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc. et al.                        Case No. 02-13679
Stewart Connector Systems, Inc.
Debtors Fiscal Month from February 22 to March 28, 2003 for the Reporting Period March 1, to March 31, 2003

======================================================================================================================
WEEKLY CASH FLOW
======================================================================================================================
US LOCATIONS                                         A               A               A               A               9
Week number                                          9              10              11              12              13
Date                                         2/28/2003        3/7/2003       3/14/2003       3/21/2003       3/28/2003
======================================================================================================================
BEGINNING CASH BALANCE                          (4,751)         (4,851)         (4,795)         (5,108)         (4,369)

Collections
Trade receipts                                     229             622             221             331              --
Other                                              127              --              --              --              --
----------------------------------------------------------------------------------------------------------------------
   Total Collections                               356             622             221             331              --
----------------------------------------------------------------------------------------------------------------------

CASH AVAILABLE                                  (4,395)         (4,229)         (4,574)         (4,777)         (4,369)

Disbursements*
Payroll                                           (135)           (128)           (120)            (56)           (170)
Benefits                                           (66)             --              --              --              --
Inventory Purchases                               (170)           (297)           (304)           (173)             --
General Cash Disbursements                         (85)           (141)           (110)           (106)             --
Deposits                                            --              --              --              --              --
Critical Vendor Payments                            --              --              --              --              --
Capital expenditures                                --              --              --              --              --
Other                                               --              --              --              --              --
                                            --------------------------------------------------------------------------
   Subtotal Operating Expenses                    (456)           (566)           (534)           (335)           (170)
Professional fees
   On-Going                                         --              --              --              --              --
   Debtor's Professionals                                           --
   Unsecured Professionals
                                            --------------------------------------------------------------------------
       Subtotal                                     --              --              --              --              --
                                            --------------------------------------------------------------------------
   Bank Professionals                                               --              --              --              --
Restructuring costs                                 --              --              --              --              --
Taxes                                               --              --              --              --              --
Intercompany transfers out                          --              --              --              --              --
Intercompany transfers in                           --              --              --             795              --
Cash zeroing due to Sales                                                                                        4,539
Corp. Funding of A/P Checks after Sales                                                                             --
O/S checks passed to corp to be cashed
Debt service                                        --              --              --              --              --
----------------------------------------------------------------------------------------------------------------------
   Total disbursements                            (456)           (566)           (534)            460           4,369
----------------------------------------------------------------------------------------------------------------------

Wind-down costs Medical/Dental                                                                      --              --
Wind-down costs Severance                           --              --              --             (52)             --

ENDING CASH                                     (4,851)         (4,795)         (5,108)         (4,369)             --
======================================================================================================================

Key Account information
Sales                                              341             314             335             329              --
Trade accounts receivable balance                2,622           2,502           2,624           2,359              --
Inventory                                        4,275           3,811           3,640           4,016              --
Accounts payable - US                              335             453             354             357              --

*  On a book basis, i.e. includes checks written not cashed.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc. et al.                        Case No. 02-13679
Insilco Holding Co.
Debtors Fiscal Month from February 22 to March 28, 2003 for the Reporting Period March 1, to March 31, 2003

======================================================================================================================
WEEKLY CASH FLOW
======================================================================================================================
US LOCATIONS                                         A               A               A               A               9
Week number                                          9              10              11              12              13
Date                                         2/28/2003        3/7/2003       3/14/2003       3/21/2003       3/28/2003
======================================================================================================================
BEGINNING CASH BALANCE                              --              --              (2)             (2)             (3)

Collections
Trade receipts                                      --              --              --              --              --
Other                                               --              --              --              --              --
----------------------------------------------------------------------------------------------------------------------
   Total Collections                                --              --              --              --              --
----------------------------------------------------------------------------------------------------------------------

CASH AVAILABLE                                      --              --              (2)             (2)             (3)

Disbursements*
Payroll                                             --              --              --              --              --
Benefits                                            --              --              --              --              --
Inventory Purchases                                 --              --              --              --              --
General Cash Disbursements                          --              (2)             --              (1)             --
Deposits                                            --              --              --              --              --
Critical Vendor Payments                            --              --              --              --              --
Capital expenditures                                --              --              --              --              --
Other                                               --              --              --              --              --
                                            --------------------------------------------------------------------------
   Subtotal Operating Expenses                      --              (2)             --              (1)             --
Professional fees
   On-Going                                         --              --              --              --              --
   Debtor's Professionals                                           --
   Unsecured Professionals
                                            --------------------------------------------------------------------------
       Subtotal                                     --              --              --              --              --
                                            --------------------------------------------------------------------------
   Bank Professionals                                               --              --              --              --
Restructuring costs                                 --              --              --              --              --
Taxes                                               --              --              --              --              --
Intercompany transfers out                          --              --              --              --              --
Intercompany transfers in                           --              --              --              --              --
Cash zeroing due to Sales                           --              --              --              --              --
Corp. Funding of A/P Checks after Sales             --              --              --              --              --
O/S checks passed to corp to be cashed
Debt service                                        --              --              --              --              --
----------------------------------------------------------------------------------------------------------------------
   Total disbursements                              --              (2)             --              (1)             --
----------------------------------------------------------------------------------------------------------------------

Wind-down costs Medical/Dental                                                                      --              --
Wind-down costs Severance                           --              --              --              --              --

ENDING CASH                                         --              (2)             (2)             (3)             (3)
======================================================================================================================

Key Account information
Sales                                               --              --              --              --              --
Trade accounts receivable balance                   --              --              --              --              --
Inventory                                           --              --              --              --              --
Accounts payable - US                               --              --              --              --              --

*  On a book basis, i.e. includes checks written not cashed.

INNET TECHNOLOGIES, INC. 02-13673
SCHEDULE OF INTERCO TRANSFERS                         Due from            Due from
PERIOD 2/22/03-3/28/03                                (Due to)            (Due to)
===================================================================================
                                                     INNET WITH          INNET WITH
                                                        CHINA               GMBH
                                                     ----------          ----------
BALANCE 2/22/03                                      (1,316,972)          1,388,062
NON-CASH ACTIVITY
Transfers to non-debtor                                  25,028                   0
Transfers from non-debtor, if any                     1,291,944                   0
CASH ACTIVITY
Transfers to non-debtor                                                           0
Transfers from non-debtor, if any                             0          (1,388,062)
OTHER                                                         0                   0
BALANCE AT 3/28/03                                            0                   0
===================================================================================



SIGNAL TRANSFORMER CO 02-13681
INTERCOMPANY ACCOUNT ACTIVITY WITH NON-DEBTORS        Due from            Due from
MARCH 2003                                            (Due to)            (Due to)
===================================================================================
                                                       SIGNAL              SIGNAL
                                                     TRANSFORMER         TRANSFORMER
                                                      TO SIGNAL           TO SIGNAL
                                                      MEXICANA           DOMINICANA
                                                      A/C 2655           A/C 2610.3
Balance at February 22, 2002                         $  311,759          $ (993,454)
Wire Transfers to non-debtors                        $   80,000 a        $   90,000 b
Interco production transferred by non-debtors        $ (243,574)         $  (90,579)
Write off intercompany accounts                      $ (146,996)         $  970,203
Other Interco charges to (from) non-debtors          $   (1,189)         $   23,830
                                                     ------------------------------
Balance at March  28, 2003                           $        0          $        0
                                                     ------------------------------

a- Wires transferred to Signal Transformer Mexicana bank account at Banamex to fund payroll and other locally paid operating expenses
b- Wires transferred to Signal Dominicana bank account at Citibank to fund payroll and other locally paid operating expenses
================================================================================


ITG GLOBAL 02-13672
INTERCOMPANY BALANCES WITH NON-DEBTORS                Due from            Due from            Due from            Due from
AS OF 3/31/03                                         (Due to)            (Due to)            (Due to)            (Due to)
===========================================================================================================================
                                                       IRELAND               UK                  TAT            SCS GERMANY
                                                     ----------          ----------          ----------          ----------
BALANCE @ 2/22/03                                    160,759.68          245,728.94          205,582.36            4,022.46
Transfers to Non-Debtor                               (1,444.71)                               2,814.00
Transfers from Non-Debtor                           (157,793.96)        (245,728.94)
Other                                                 (1,521.01)                            (208,396.36)          (4,022.46)
                                                     ----------------------------------------------------------------------
BALANCE @ 3/28/03                                          0.00                  --                  --                  --
IRELAND
  T1 Lines for computer sytem                         (1,444.71)
  Other Translation                                   (1,521.01)
TAT
  Salary & Benefits Cust Svc Rep at Nortel             2,814.00
  Inventory transfers
SCS
  Payments                                            (4,022.46)
===========================================================================================================================

STEWART CONNECTOR SYSTEMS, INC. 02-13679                  Due from          Due from          Due from
ROLLFORWARD OF INTERCOMPANY BALANCES WITH NON-DEBTORS     (Due to)          (Due to)          (Due to)
========================================================================================================
                                                           SCS de
                                                           Mexico             Gmbh            ITI Ltd
                                                        ------------      ------------      ------------
Balance at 2/22/03                                        650,958.38      5,562,507.75        386,737.29
Wire transfers to non-debtor **                           234,355.00
Wire transfers from non-debtor                                           (5,983,046.02)      (794,700.04)
Charge back of costs/expenses from non-debtor                                (1,750.95)        (6,270.64)
Charge back of costs/expenses to non-debtor              (425,956.72)                         (36,474.00)
Trade sales to non-debtor                                                   547,903.64        796,871.76
Write off                                                (459,356.66)      (125,614.42)      (346,164.37)
                                                        ------------------------------------------------
Balance at 3/28/03                                              0.00              0.00              0.00
                                                        ================================================
** funding is for payroll and expenses
========================================================================================================


PRECISION CABLE MANUFACTURING 02-13675
SCHEDULE OF INTERCO TRANSFERS                             Due from          Due from
PERIOD 2/22/03-3/28/03                                    (Due to)          (Due to)
======================================================================================
                                                          PCM WITH          PCM WITH
                                                        PCM MEXICO(1)       CHINA (2)
                                                        ------------      ------------
BALANCE 2/22/03                                             (341,813)          (21,382)
ACTIVITY
Contract Labor                                                     0            12,864
Payment                                                            0            (7,216)
Peso Purchases                                               254,170                 0
Rent Mexico                                                   35,628                 0
Taxes                                                         (3,777)                0
Automotive                                                      (226)                0
Meals & Entertainment                                         (1,378)                0
Mexico Expenses                                             (311,611)                0
Clear out balances upon sale                                                    15,734
                                                        ------------------------------
BALANCE AT 3/28/03                                          (369,007)                0
                                                        ==============================

(1) - We send weekly payments to Mexico to cover their weekly payroll, taxes, union fees, safety supplies, packaging supplies, freight, equipment maintenance and all related expenses to keep the plant in Mexico going. Rent is paid at the first of each month. At the end of the month, PCM de Mexico sends up a billing and we book this expense on our Rockwall books.
(2) - We are billed from China for any labor incurred to build our parts for shipment. We are also billed for any samples, waiting on customer approval.
================================================================================

                                    EXHIBIT B

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672
Debtors Fiscal Month from February 22 to March 28, 2003 for the Reporting Period March 1, to March 31, 2003

                                                                                                                           DATE LAST
                                                    CASE                                                          STATEMENT  RECON-
BANK /ADDRESS           ENTITY                      NUMBER      STATUS    NUMBER    TYPE OF ACCOUNT                 REC'D    CILED
-----------------       ----------------------      --------    ------   --------   -----------------             --------- --------
Bank One N.A.           Insilco Technologies Inc.   02-13672    Open     55-55930   Master Concentration             2/03     2/03
1 Bank One Plaza
Chicago, IL  60670      Insilco Technologies Inc.   02-13672    Open    633550926   Pension Payroll Account          2/03     2/03
Contact: Vernon Wright
                        Insilco Technologies Inc.   02-13672    Open    633551221   Control Disbursement Account -
                                                                                    Post Petition                    2/03     2/03

                        Insilco Technologies Inc.   02-13672    Closed  633549498   Contol Disbursement Account -
                                                                                    Pre-Petition                      N/A      N/A

                        Insilco Technologies Inc.   02-13672    Open    633549480   Total Pay account - payroll      2/03     2/03

                        Insilco Holding Co          02-13671    Open    637184318   Control Disbursement Account -
                                                                                    Post Petition                    2/03     2/03

                        Insilco Holding Co          02-13671    Closed  632989786   Contol Disbursement Account -
                                                                                    Pre-Petition                      N/A      N/A

Fifth Third Bank        Insilco Technologies Inc.   02-13672    Open    755-53849   Deposit Account                  2/03     2/03
420 Metro Place South
Dublin, Oh 43017
====================================================================================================================================
====================================================================================================================================
Bank One N.A.           ITG Global                  02-13672    Open     10-05339   DDA Account                      2/03     2/03
1 Bank One Plaza                                                           905899   Lockbox Deposit address
Chicago, IL  60670
Contact: Vernon Wright  ITG Global                  02-13672    Closed  633549506   Control Disbursement Account -
                                                                                    Pre-petition                      N/A      N/A

                        ITG Global                  02-13672    Open    633551239   Control Disbursement Account -
                                                                                    Post-petition                    2/03     2/03
====================================================================================================================================
====================================================================================================================================
Bank One N.A.           Signal Transformer
1 Bank One Plaza        Co., Inc.                   02-13681    Open     10-46127   DDA Account                      2/03     2/03
Chicago, IL  60670
                        Signal Transformer
                        Co., Inc.                   02-13681    Open      1111673   DDA Account                      2/03     2/03

                        Signal Transformer
                        Co., Inc.                   02-13681    Closed  633549514   Control Disbursement Account -
                                                                                    Pre-petition                      N/A      N/A
                        Signal Transformer
                        Co., Inc.                   02-13681    Open    633551247   Control Disbursement Account -
                                                                                    Post-petition                    2/03     2/03
Fleet Bank              Signal Transformer
165 Sheridan Blvd.      Co., Inc.                   02-13681    Open  9387-252560   Deposit Account,  No Lockbox     2/03     2/03
Inwood, NY 11096

Chase Bank              Signal Transformer
                        Co., Inc.                   02-13681    Open  301-01059971  Deposit for credit card
                                                                                    purchases.                       2/03     2/03

Banco Popular           Signal Caribe, Inc.         02-13680    Open   245-021907   Payroll - To Process ADP
P.O. Box 362708                                                                     Chicago payroll                  2/03     2/03
San Juan, Puerto Rico
00936-2708
Contact: Evidia Vazquez
Phone: 809-765-9800 ex. 5356
====================================================================================================================================
====================================================================================================================================
Bank One N.A.           Stewart Connector
1 Bank One Plaza        Systems, Inc                02-13679    Open     51-60383   DDA Account                      2/03     2/03
Chicago, IL  0670                                                          730346   Dallas TX., Lock Box No.
Contact: Vernon Wright
                        Stewart Connector
                        Systems, Inc                02-13679    Closed  633549548   Control Disbursement Account -
                                                                                    Pre-petition                      N/A      N/A
                        Stewart Connector
                        Systems, Inc                02-13679    Open    637184284   Control Disbursement Account -
                                                                                    Post-petition                    2/03     2/03

Allfirst Bank           Stewart Connector           02-13679    Open 0-055-207-593  Checking                         2/03     2/03
109 W. Market Street    Systems, Inc.
York, PA 17401
Contact:  Brenda Thomson
Phone: 717-852-2021
Fax: 717-852-2047
====================================================================================================================================
====================================================================================================================================
Bank One N.A.           Stewart Stamping
1 Bank One Plaza        Corporation                 02-13678    Open     10-32994   Deposit - Lockbox                2/03     2/03
Chicago, IL  60670                                                          21373   Chicago, IL Lock Box No.
Contact: Vernon Wright  Stewart Stamping
                        Corporation                 02-13678    Closed  633549522   Control Disbursement
                                                                                    Account - Pre-petition            N/A      N/A

                        Stewart Stamping
                        Corporation                 02-13678    Open    633551254   Control Disbursement
                                                                                    Account - Post-petition          2/03     2/03

                        EFI Inc.                    02-13676    Closed  633549530   Control Disbursement
                                                                                    Account - Pre-petition            N/A      N/A

                        EFI Inc.                    02-13676    Open    633551262   Control Disbursement
                                                                                    Account - Post-petition          2/03     2/03

                        EFI, Inc.                   02-13676    Open      1032994   Deposit - Lockbox                2/03     2/03
                                                                            21371   Lock Box Number

HSBC                    Stewart Stamping
778 Yonkers Avenue      Corporation                 02-13678    Open    652016944   Checking                         2/03     2/03
Yonkers, NY 10704-2094                                                              Used for misc. incoming checks.

Fleet Bank              EFI, Inc.                   02-13676    Open 005-524-0606   Interest Bearing                 2/03     2/03
Mail Stop: MA BO F04G
75 State Street
Boston, MA  02109
====================================================================================================================================
====================================================================================================================================
Bank One N.A.           Precision Cable Mfg. Co.    02-13675    Open     10-80613   DDA Account                      2/03     2/03
1 Bank One Plaza                                                           730301   Pasadena, CA Lock Box
Chicago, IL  60670
                        Precision Cable Mfg. Co.    02-13675    Closed  633549555   Control Disbursement Account -
                                                                                    Pre-petition                      N/A      N/A

                        Precision Cable Mfg. Co.    02-13675    Open    637184292   Control Disbursement Account -
                                                                                    Post-petition                    2/03     2/03

                        Precision Cable Mfg. Co.    02-13675    Open    632989828   Total pay account - payroll      2/03     2/03


Chase Manhattan Bank    Precision Cable Mfg. Co.    02-13675    Open  05600149393   Operating Account                2/03     2/03

                        Precision Cable Mfg. Co.    02-13675    Open  05600120774   Petty Cash & Credit Card Charges 2/03     2/03
====================================================================================================================================
====================================================================================================================================
Bank One N.A.           InNet Technologies, Inc.    02-13673    Open     10-80621   DDA Account                      2/03     2/03
1 Bank One Plaza                                                           100903   Pasadena, CA Lock Box
Chicago, IL  60670
                        InNet Technologies, Inc.    02-13673    Closed  633549563   Control Disbursement Account -
                                                                                    Pre-petition                      N/A      N/A

                        InNet Technologies, Inc.    02-13673    Open    637184300   Control Disbursement Account -
                                                                                    Post-petition                    2/03     2/03

Note the following companies do not have any bank accounts:
Insilco International Holdings Inc. 02-13674
EFI Metal Forming, Inc. 02-13677

                                    EXHIBIT C

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672
Debtors Fiscal Month from February 22 to March 28, 2003 for the Reporting Period March 1, to March 31, 2003

                    US LOCATIONS (WOUT MEXICO, DR AND CHINA)
              CONSOLIDATING STATEMENT OF OPERATIONS - CURRENT MONTH
                                   MARCH 2003
                             (AMOUNTS IN THOUSANDS)
                                   (UNAUDITED)

                              02-13672    02-13675                            02-13678    02-13677    02-13676
                               ESCOD     PRECISION   PRECISION  Cust. Assem.  STEWART       ITG                 Prec. Stamp.
                              CONSOL.      CABLE       ELIMS       ELIMS      STAMPING    EL PASO       EFI        Elims
                              -------     -------     -------     -------     -------     -------     -------     -------
GROSS SALES                       755       1,315                               1,816         442       1,577
 Intercompany Sales                                      (312)          5         171                      39        (210)
 Sales Discounts                   (2)         (3)
 Sales Returns                      1          30
                              -------------------------------------------------------------------------------------------
 Net Sales                        756       1,288        (312)          5       1,987         442       1,616        (210)

VARIABLE MFG. EXPENSES:
 Material                         386         973        (312)          5         914         245         749        (211)
 Direct Labor                     117          79                                 209          29         173
 Variable Fringe                   70                                              95          11         101
 Variable overhead                 18                                              72          11
 Warranty
 Other                                         81                                  99          29         129
                              -------------------------------------------------------------------------------------------
 Total Variable Mfg Exp           591       1,133        (312)          5       1,389         325       1,152        (211)

Mfg. Contribution Margin          165         155                                 598         117         464           1
Contribution %                   21.8%       12.0%                               30.1%       26.5%       28.7%       -0.5%

Inventory Adjustment                                                              (26)        (16)         77

FIXED MFG. EXPENSES:
 Wage                              80         136                                 417          60         197
 Fixed Fringe                      78          49                                 155          10         112
 Supplies                           9          26
 Utilities                          8          12                                  42                      25
 Depreciation                                  91                                 135          37         144
 Rent, Taxes, & Ins                (4)         44                                  22          27          24
 Other                             12          55                                 133          23         121
 COS Adjustments
                              -------------------------------------------------------------------------------------------
 Total Fixed Mfg. Exp             183         413                                 904         157         623
                              -------------------------------------------------------------------------------------------
Total Cost of Goods Sold          774       1,546        (312)          5       2,267         466       1,852        (211)
                              -------------------------------------------------------------------------------------------
Gross Margin                      (18)       (258)                               (280)        (24)       (236)          1

SELLING, G, & A:
 Sales Commissions                 (6)         43                                  18           8          43
 Advertising & Promo  (Var)                    16                                   8                       6
 Engineering
 Sales & Marketing - Fixed                     61                                  51           1          42
 New Product Development
 Finance                            2          24                                  39           7           8
 MIS                                6          27                                  29           4           3
 Admin & Executive                 86          42                                  17           5          24
 Legal
 Human Resources                    4           2                                  18                       8
 Depreciation                                  18                                  13           1           7
 Amortization
 Group Charge Allocation
 Other                                                                            (15)          7
 S, G, & A Adjustments
                              -------------------------------------------------------------------------------------------
 Total Selling, G, & A             92         233                                 178          33         141
                              -------------------------------------------------------------------------------------------
Adjusted Operating Profit        (110)       (491)                               (458)        (57)       (377)          1




                             02-13679                             02-13673                             02-13681/02-13680
                              Consol.    CONNECTOR   CONNECTOR                 INNET     CONN/INNET   SIGNAL      SIGNAL
                             CONNECTOR     ELIMS       ELIMS       INNET       ELIMS       ELIMS      CONSOL.      ELIMS
                              -------     -------     -------     -------     -------     -------     -------     -------
GROSS SALES                     1,316                                 138                               1,363
 Intercompany Sales             1,357        (542)       (426)        298        (490)     (1,632)          1        (333)
 Sales Discounts
 Sales Returns                                                                                              8
                              -------------------------------------------------------------------------------------------
 Net Sales                      2,673        (542)       (426)        436        (490)     (1,632)      1,356        (333)

VARIABLE MFG. EXPENSES:
 Material                       1,347        (622)                    213        (212)     (1,405)        904        (333)
 Direct Labor                      86                                  62         (74)                     81
 Variable Fringe                   93                                                                      37
 Variable overhead                111                                  42        (110)                     67
 Warranty
 Other                            402                    (386)
                              -------------------------------------------------------------------------------------------
 Total Variable Mfg Exp         2,039        (622)       (386)        317        (396)     (1,405)      1,089        (333)

Mfg. Contribution Margin          634          80         (40)        119         (94)       (227)        267
Contribution %                   23.7%      -14.8%        9.4%       27.3%       19.2%       13.9%       19.7%

Inventory Adjustment              (28)                                 75         (75)                    (40)

FIXED MFG. EXPENSES:
 Wage                             110                      14          15                                  31
 Fixed Fringe                      37                                   2                                  60
 Supplies                          11                                                                       1
 Utilities                         32                                   1                                   9
 Depreciation                     121                                  14                                  34
 Rent, Taxes, & Ins                27                                   3                                  21
 Other                             60                                   9         (17)
 COS Adjustments
                              -------------------------------------------------------------------------------------------
 Total Fixed Mfg. Exp             398                      14          44         (17)                    156
                              -------------------------------------------------------------------------------------------
Total Cost of Goods Sold        2,409        (622)       (372)        436        (488)     (1,405)      1,205        (333)
                              -------------------------------------------------------------------------------------------
Gross Margin                      264          80         (54)                     (2)       (227)        151

SELLING, G, & A:
 Sales Commissions                 60                                 (17)                                 28
 Advertising & Promo  (Var)         1                                                                      24
 Engineering                       55                                                                      20
 Sales & Marketing - Fixed        113                                  42                                  47
 New Product Development          104                                  58
 Finance                           58                                                                      32
 MIS                               37                                                                      13
 Admin & Executive                 34                                  64
 Legal                            (32)                                                                      2
 Human Resources                   14                                                                      25
 Depreciation                      17                                   6                                   5
 Amortization
 Group Charge Allocation
 Other
 S, G, & A Adjustments
                              -------------------------------------------------------------------------------------------
 Total Selling, G, & A            461                                 153                                 196
                              -------------------------------------------------------------------------------------------
Adjusted Operating Profit        (197)         80         (54)       (153)         (2)       (227)        (45)




                                         02-13672                             02-13671
                            Pass. Comp.               CONSOL.      TOTAL                  INSILCO
                               ELIMS     CORPORATE    ENTRIES     INSILCO     HOLD CO   HOLDING CO.
                              -------     -------     -------     -------     -------     -------
GROSS SALES                                                (3)      8,719                   8,719
 Intercompany Sales               (20)                      3      (2,091)                 (2,091)
 Sales Discounts                                                       (5)                     (5)
 Sales Returns                                                         39                      39
                              -------------------------------------------------------------------
 Net Sales                        (20)                              6,594                   6,594

VARIABLE MFG. EXPENSES:
 Material                         (20)                              2,621                   2,621
 Direct Labor                                                         762                     762
 Variable Fringe                                                      407                     407
 Variable overhead                                                    211                     211
 Warranty
 Other                                                                354                     354
                              -------------------------------------------------------------------
 Total Variable Mfg Exp           (20)                              4,355                   4,355

Mfg. Contribution Margin                                            2,239                   2,239
Contribution %                                                      217.1%                   34.0%

Inventory Adjustment                                                  (33)                    (33)

FIXED MFG. EXPENSES:
 Wage                                                               1,060                   1,060
 Fixed Fringe                                                         503                     503
 Supplies                                                              47                      47
 Utilities                                                            129                     129
 Depreciation                                                         576                     576
 Rent, Taxes, & Ins                                                   164                     164
 Other                                                                396                     396
 COS Adjustments
                              -------------------------------------------------------------------
 Total Fixed Mfg. Exp                                               2,875                   2,875
                              -------------------------------------------------------------------
Total Cost of Goods Sold          (20)                              7,197                   7,197
                              -------------------------------------------------------------------
Gross Margin                                                         (603)                   (603)

SELLING, G, & A:
 Sales Commissions                                                    177                     177
 Advertising & Promo  (Var)                                            55                      55
 Engineering                                                           75                      75
 Sales & Marketing - Fixed                                            357                     357
 New Product Development                                              162                     162
 Finance                                      358                     528                     528
 MIS                                           14                     133                     133
 Admin & Executive                             76                     348           3         351
 Legal                                         28                      (2)                     (2)
 Human Resources                               80                     151                     151
 Depreciation                                   4                      71                      71
 Amortization
 Group Charge Allocation
 Other                                                                 (8)                     (8)
 S, G, & A Adjustments
                              -------------------------------------------------------------------
 Total Selling, G, & A                        560                   2,047           3       2,050
                              -------------------------------------------------------------------
Adjusted Operating Profit                    (560)                 (2,650)         (3)     (2,653)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672
Debtors Fiscal Month from February 22 to March 28, 2003 for the Reporting Period March 1, to March 31, 2003

                    US LOCATIONS (WOUT MEXICO, DR AND CHINA)
              CONSOLIDATING STATEMENT OF OPERATIONS - CURRENT MONTH
                                   MARCH 2003
                             (AMOUNTS IN THOUSANDS)
                                   (UNAUDITED)

                              02-13672    02-13675                            02-13678    02-13677    02-13676
                               ESCOD     PRECISION   PRECISION  Cust. Assem.  STEWART       ITG                 Prec. Stamp.
                              CONSOL.      CABLE       ELIMS       ELIMS      STAMPING    EL PASO       EFI        Elims
                              -------     -------     -------     -------     -------     -------     -------     -------
One Time Adjustments              160         267                                 240          11         162
                              -------------------------------------------------------------------------------------------

Operating Profit                 (270)       (758)                               (698)        (68)       (539)          1

OTHER INCOME:
 Interest Inc. - outside
 Gain on sale of assets
 Income - unconsol. co           (209)         10                              (1,070)        238        (238)         94
 Other Income
                              -------------------------------------------------------------------------------------------
 Total Other Income              (209)         10                              (1,070)        238        (238)         94

OTHER EXPENSE:
 Interest Exp. - outside
 Amortization
 Other Expense
                              -------------------------------------------------------------------------------------------
 Total Other Expense

Reorganization Items

Extraordinary Item
                              -------------------------------------------------------------------------------------------
 Total Other Inc. (Exp)          (209)         10                              (1,070)        238        (238)         94
                              -------------------------------------------------------------------------------------------
 Earnings before taxes           (479)       (748)                             (1,768)        170        (777)         95
                              -------------------------------------------------------------------------------------------
STATE & FEDERAL TAXES:
 State taxes
 Federal taxes                   (426)
 Foreign taxes
                              -------------------------------------------------------------------------------------------
 Total Taxes                     (426)
                              -------------------------------------------------------------------------------------------
Income before Interco             (53)       (748)                             (1,768)        170        (777)         95

INTERCOMPANY ACTIVITY:
 Capital charge                   (79)       (100)                               (123)        (25)       (131)
 Corporate charges                (23)        (37)                                (34)         (5)        (31)
                              -------------------------------------------------------------------------------------------
 Total Interco                   (102)       (137)                               (157)        (30)       (162)
                              -------------------------------------------------------------------------------------------
Earnings from Cont. Op           (155)       (885)                             (1,925)        140        (939)         95
                              -------------------------------------------------------------------------------------------
Discontinued Operations
                              -------------------------------------------------------------------------------------------
 Total Current Earnings          (155)       (885)                             (1,925)        140        (939)         95
                              ===========================================================================================

 Note: Adjusted EBITDA           (110)       (382)                               (310)        (19)       (226)          1



                             02-13679                             02-13673                             02-13681/02-13680
                              Consol.    CONNECTOR   CONNECTOR                 INNET     CONN/INNET   SIGNAL      SIGNAL
                             CONNECTOR     ELIMS       ELIMS       INNET       ELIMS       ELIMS      CONSOL.      ELIMS
                              -------     -------     -------     -------     -------     -------     -------     -------
One Time Adjustments              165                               1,258                              (1,029)
                              -------------------------------------------------------------------------------------------

Operating Profit                 (362)         80         (54)     (1,411)         (2)       (227)        984

OTHER INCOME:
 Interest Inc. - outside
 Gain on sale of assets
 Income - unconsol. co          1,439                      40         548                               1,285
 Other Income
                              -------------------------------------------------------------------------------------------
 Total Other Income             1,439                      40         548                               1,285

OTHER EXPENSE:
 Interest Exp. - outside            2                                   1
 Amortization
 Other Expense                    499
                              -------------------------------------------------------------------------------------------
 Total Other Expense              501                                   1

Reorganization Items

Extraordinary Item
                              -------------------------------------------------------------------------------------------
 Total Other Inc. (Exp)           938                      40         547                               1,285
                              -------------------------------------------------------------------------------------------
 Earnings before taxes            576          80         (14)       (864)         (2)       (227)      2,269
                              -------------------------------------------------------------------------------------------
STATE & FEDERAL TAXES:
 State taxes
 Federal taxes                                                       (239)                                383
 Foreign taxes
                              -------------------------------------------------------------------------------------------
 Total Taxes                                                         (239)                                383
                              -------------------------------------------------------------------------------------------
Income before Interco             576          80         (14)       (625)         (2)       (227)      1,886

INTERCOMPANY ACTIVITY:
 Capital charge                   (89)                                (83)                                (56)
 Corporate charges                (35)                                (56)                                (30)
                              -------------------------------------------------------------------------------------------
 Total Interco                   (124)                               (139)                                (86)
                              -------------------------------------------------------------------------------------------
Earnings from Cont. Op            452          80         (14)       (764)         (2)       (227)      1,800
                              -------------------------------------------------------------------------------------------
Discontinued Operations
                              -------------------------------------------------------------------------------------------
 Total Current Earnings           452          80         (14)       (764)         (2)       (227)      1,800
                              ===========================================================================================

 Note: Adjusted EBITDA            (59)         80         (54)       (133)         (2)       (227)         (6)




                                             02-13672                             02-13671
                            Pass. Comp.               CONSOL.      TOTAL                  INSILCO
                               ELIMS     CORPORATE    ENTRIES     INSILCO     HOLD CO   HOLDING CO.
                              -------     -------     -------     -------     -------     -------
One Time Adjustments                        2,671                   3,905                   3,905
                              -------------------------------------------------------------------

Operating Profit                           (3,231)                 (6,555)         (3)     (6,558)

OTHER INCOME:
 Interest Inc. - outside                        6                       6                       6
 Gain on sale of assets
 Income - unconsol. co            (94)     (4,938)         10      (2,885)                 (2,885)
 Other Income                                (161)                   (161)                   (161)
                              -------------------------------------------------------------------
 Total Other Income               (94)     (5,093)         10      (3,040)                 (3,040)

OTHER EXPENSE:
 Interest Exp. - outside                       37                      40          (1)         39
 Amortization
 Other Expense                                                        499                     499
                              -------------------------------------------------------------------
 Total Other Expense                           37                     539          (1)        538

Reorganization Items

Extraordinary Item
                              -------------------------------------------------------------------
 Total Other Inc. (Exp)           (94)     (5,130)         10      (3,579)          1      (3,578)
                              -------------------------------------------------------------------
 Earnings before taxes            (94)     (8,361)         10    (10,134)          (2)    (10,136)
                              -------------------------------------------------------------------
STATE & FEDERAL TAXES:
 State taxes
 Federal taxes                                           (935)     (1,217)                 (1,217)
 Foreign taxes
                              -------------------------------------------------------------------
 Total Taxes                                             (935)     (1,217)                 (1,217)
                              -------------------------------------------------------------------
Income before Interco             (94)     (8,361)        945      (8,917)         (2)     (8,919)

INTERCOMPANY ACTIVITY:
 Capital charge                               686
 Corporate charges                            251
                              -------------------------------------------------------------------
 Total Interco                                937
                              -------------------------------------------------------------------
Earnings from Cont. Op            (94)     (7,424)        945      (8,917)         (2)     (8,919)
                              -------------------------------------------------------------------
Discontinued Operations                   (39,562)                (39,562)                (39,562)
                              -------------------------------------------------------------------
 Total Current Earnings           (94)    (46,986)        945     (48,479)         (2)    (48,481)
=================================================================================================

 Note: Adjusted EBITDA                       (556)                 (2,003)         (3)     (2,006)

                                    EXHIBIT D

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672
Debtors Fiscal Month from February 22 to March 28, 2003 for the Reporting Period March 1, to March 31, 2003

                    US LOCATIONS (WOUT MEXICO, DR AND CHINA)
                     PRELIMINARY CONSOLIDATING BALANCE SHEET
                                   MARCH 2003
                             (AMOUNTS IN THOUSANDS)
                                   (UNAUDITED)

                              02-13672    02-13675                            02-13678    02-13677    02-13676
                               ESCOD     PRECISION   PRECISION  Cust. Assem.  STEWART      ITG -                Prec. Stamp.
                              CONSOL.      CABLE       ELIMS       ELIMS      STAMPING    EL PASO       EFI        Elims
                              -------     -------     -------     -------     -------     -------     -------     -------
ASSETS
Current Assets:
    Cash in bank & on hand
    Accounts Rec. - trade
    Reserve for bad debts
                              -------------------------------------------------------------------------------------------
    Accounts receivable - net
    Accounts rec. - other
    Inventories:
      Raw Materials &  suppl.
      Work-in-process
      Finished Goods
      Reserve
                              -------------------------------------------------------------------------------------------
          Total Inv.
                              -------------------------------------------------------------------------------------------
    Assets - Held For Sale
    Prepaid Expenses
                              -------------------------------------------------------------------------------------------
    Total Current Assets
                              -------------------------------------------------------------------------------------------
Property Plant & Equipment:
    Land
    Buildings
    Machinery & Equipment
                              -------------------------------------------------------------------------------------------

    Depreciation
                              -------------------------------------------------------------------------------------------
      Prop Plant & Equip -net

Intangible Assets
Deferred Charges
Deferred Tax Asset
Investment in uncon. Com.
Other non-current assets
                              -------------------------------------------------------------------------------------------
    TOTAL ASSETS
                              ===========================================================================================

LIABILITIES AND EQUITY
Current Liabilities:
    Accounts Payable
    Accrued Expenses
    Accrued Expenses - corp.
    Accrued Interest Payable
    Customer Deposits
    Current Portion - LT Debt
    Current Portion - OLTL
    CP Prepetition Liabilities
    Estimated Income Taxes
                              -------------------------------------------------------------------------------------------
    Total Current Liabilities
                              -------------------------------------------------------------------------------------------
Long Term Debt:
    Notes Payable
    Alternative Currency Borr.
    Revolver  credit line
    Term A Loan
    Term B Loan
    12% Sub. Notes
    14% Notes - Holdings
    Other Notes
                              -------------------------------------------------------------------------------------------
      Total Long Term Debt
                              -------------------------------------------------------------------------------------------
Tax Liability
LT Prepetition Liabilities
Other Long Term Liabilities

Intercompany Debt:
    Interco. Payable - affiliate
    Interco. Payable - corporate
                              -------------------------------------------------------------------------------------------
      Total Interco. Debt
                              -------------------------------------------------------------------------------------------
PIK Preferred Stock
Shareholders Equity:
    Capital Stock
    Capital Surplus
    Oth. Comprehensive Income
    Cumulative Translation Adj
    Retained Earnings:
      Beginning Balance        (4,989)    (49,053)       (673)        (79)      1,912      (3,454)    (12,950)        (77)
      Beg. Bal. Adjustment      5,757      50,432         673          38         465       3,460      14,278
      Current Earnings           (768)     (1,379)                     41      (2,377)         (6)     (1,328)         77
                              -------------------------------------------------------------------------------------------
      Retained Earnings
                              -------------------------------------------------------------------------------------------
      Total Shareholders Eq.
                              -------------------------------------------------------------------------------------------
      Total Liab. & Equity
                              ===========================================================================================




                              02-13679                            02-13673                             02-13681/02-13680
                                         CONNECTOR   CONNECTOR                 INNET    INNET/CONN    SIGNAL      SIGNAL
                             CONNECTOR     ELIMS       ELIMS       INNET       ELIMS       ELIMS      CONSOL.      ELIMS
                              -------     -------     -------     -------     -------     -------     -------     -------
ASSETS
Current Assets:
    Cash in bank & on hand
    Accounts Rec. - trade
    Reserve for bad debts
                              -------------------------------------------------------------------------------------------
    Accounts receivable - net
    Accounts rec. - other
    Inventories:
      Raw Materials &  suppl.
      Work-in-process
      Finished Goods
      Reserve
                              -------------------------------------------------------------------------------------------
          Total Inv.
                              -------------------------------------------------------------------------------------------
    Assets - Held For Sale
    Prepaid Expenses
                              -------------------------------------------------------------------------------------------
    Total Current Assets
                              -------------------------------------------------------------------------------------------
Property Plant & Equipment:
    Land
    Buildings
    Machinery & Equipment
                              -------------------------------------------------------------------------------------------

    Depreciation
                              -------------------------------------------------------------------------------------------
      Prop Plant & Equip -net

Intangible Assets
Deferred Charges
Deferred Tax Asset
Investment in uncon. Com.
Other non-current assets
                              -------------------------------------------------------------------------------------------
    TOTAL ASSETS
                              ===========================================================================================

LIABILITIES AND EQUITY
Current Liabilities:
    Accounts Payable
    Accrued Expenses
    Accrued Expenses - corp.
    Accrued Interest Payable
    Customer Deposits
    Current Portion - LT Debt
    Current Portion - OLTL
    CP Prepetition Liabilities
    Estimated Income Taxes
                              -------------------------------------------------------------------------------------------
    Total Current Liabilities
                              -------------------------------------------------------------------------------------------
Long Term Debt:
    Notes Payable
    Alternative Currency Borr.
    Revolver  credit line
    Term A Loan
    Term B Loan
    12% Sub. Notes
    14% Notes - Holdings
    Other Notes
                              -------------------------------------------------------------------------------------------
      Total Long Term Debt
                              -------------------------------------------------------------------------------------------
Tax Liability
LT Prepetition Liabilities
Other Long Term Liabilities

Intercompany Debt:
    Interco. Payable - affiliate
    Interco. Payable - corporate
                              -------------------------------------------------------------------------------------------
      Total Interco. Debt
                              -------------------------------------------------------------------------------------------
PIK Preferred Stock
Shareholders Equity:
    Capital Stock
    Capital Surplus
    Oth. Comprehensive Income
    Cumulative Translation Adj
    Retained Earnings:
      Beginning Balance         3,723        (265)        (47)    (50,811)        (88)        (29)      3,618
      Beg. Bal. Adjustment     (3,591)        142                  51,996          91         246      (5,220)
      Current Earnings           (132)        123          47      (1,185)         (3)       (217)      1,602
                              -------------------------------------------------------------------------------------------
      Retained Earnings
                              -------------------------------------------------------------------------------------------
      Total Shareholders Eq.
                              -------------------------------------------------------------------------------------------
      Total Liab. & Equity
                              ===========================================================================================



                                          02-13672                            02-13671
                           Passive Comp.              CONSOL.      TOTAL                  INSILCO
                               ELIMS     CORPORATE    ENTRIES     INSILCO     HOLD CO    HOLDING CO.
                              -------     -------     -------     -------     -------     -------
ASSETS
Current Assets:
    Cash in bank & on hand                 16,294                  16,294                  16,294
    Accounts Rec. - trade
    Reserve for bad debts
                              -------------------------------------------------------------------
    Accounts receivable - net
    Accounts rec. - other                     215                     215                     215
    Inventories:
      Raw Materials &  suppl.
      Work-in-process
      Finished Goods
      Reserve
                              -------------------------------------------------------------------
          Total Inv.
                              -------------------------------------------------------------------
    Assets - Held For Sale
    Prepaid Expenses                        3,287                   3,287                   3,287
                              -------------------------------------------------------------------
    Total Current Assets                   19,796                  19,796                  19,796
                              -------------------------------------------------------------------
Property Plant & Equipment:
    Land
    Buildings
    Machinery & Equipment                     352                     352                     352
                              -------------------------------------------------------------------
                                              352                     352                     352
    Depreciation                              (39)                    (39)                    (39)
                              -------------------------------------------------------------------
      Prop Plant & Equip -net                 313                     313                     313

Intangible Assets                             689                     689                     689
Deferred Charges
Deferred Tax Asset
Investment in uncon. Com.                   5,284      (5,284)
Other non-current assets                    1,729                   1,729                   1,729
                              -------------------------------------------------------------------
    TOTAL ASSETS                           27,811      (5,284)     22,527                  22,527
                              ===================================================================

LIABILITIES AND EQUITY
Current Liabilities:
    Accounts Payable
    Accrued Expenses                       26,869                  26,869                  26,869
    Accrued Expenses - corp.                3,149                   3,149                   3,149
    Accrued Interest Payable               19,274                  19,274                  19,274
    Customer Deposits
    Current Portion - LT Debt
    Current Portion - OLTL                    748                     748                     748
    CP Prepetition Liabilities
    Estimated Income Taxes                  6,813       2,325       9,138                   9,138
                              -------------------------------------------------------------------
    Total Current Liabilities              56,853       2,325      59,178                  59,178
                              -------------------------------------------------------------------
Long Term Debt:
    Notes Payable
    Alternative Currency Borr.
    Revolver  credit line                  32,500                  32,500                  32,500
    Term A Loan
    Term B Loan                            50,512                  50,512                  50,512
    12% Sub. Notes                        119,865                 119,865                 119,865
    14% Notes - Holdings                                                      124,901     124,901
    Other Notes                            15,000                  15,000                  15,000
                              -------------------------------------------------------------------
      Total Long Term Debt                217,877                 217,877     124,901     342,778
                              -------------------------------------------------------------------
Tax Liability                               7,061      (3,503)      3,558                   3,558
LT Prepetition Liabilities                 10,091                  10,091                  10,091
Other Long Term Liabilities                15,728                  15,728                  15,728

Intercompany Debt:
    Interco. Payable - affiliate            1,619                   1,619      (1,617)          2
    Interco. Payable - corporate             (242)                   (242)                   (242)
                              -------------------------------------------------------------------
      Total Interco. Debt                   1,377                   1,377      (1,617)       (240)
                              -------------------------------------------------------------------
PIK Preferred Stock                                                            64,115      64,115
Shareholders Equity:
    Capital Stock                                      (3,750)     (3,750)          1      (3,749)
    Capital Surplus                         6,382      (1,534)      4,848      61,766      66,614
    Oth. Comprehensive Income
    Cumulative Translation Adj            (14,521)     (1,563)    (16,084)                (16,084)
    Retained Earnings:
      Beginning Balance                  (203,009)     91,049    (225,222)   (249,169)   (474,391)
      Beg. Bal. Adjustment         94     (21,677)    (89,496)      7,688                   7,688
      Current Earnings            (94)    (48,351)      1,188     (52,762)          3     (52,759)
                              -------------------------------------------------------------------
      Retained Earnings                  (273,037)      2,741    (270,296)   (249,166)   (519,462)
                              -------------------------------------------------------------------
      Total Shareholders Eq.             (281,176)     (4,106)   (285,282)   (187,399)   (472,681)
                              -------------------------------------------------------------------
      Total Liab. & Equity                 27,811      (5,284)     22,527                  22,527
                              ===================================================================

                                    EXHIBIT E

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re                  Insilco Technologies, Inc.,  et al.     Case No. 02-13672

Debtors Fiscal Month from February 22 to March 28, 2003 for the Reporting Period March 1, to March 31, 2003



                       ATTESTATION FOR POSTPETITION TAXES
                       ----------------------------------

The Debtors attest that all pospetition taxes that were due have been paid for the current reporting period.

                      SUMMARY OF UNPAID POSTPETITION DEBTS
==============================================================================================================
                                                                      NUMBER OF DAYS PAST DUE
                                                             ========================================
(AMOUNTS IN THOUSANDS)                              CURRENT    0 - 30   31 - 60   61 - 90   OVER 90    TOTAL
==============================================================================================================
Accounts Payable                                       -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Wages Payable                                          -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Taxes Payable                                          -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Rent / Leases - Building                               -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment                              -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments            -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Professional Fees                                      -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Other: Benefits                                      516         -         -         -         -       516
--------------------------------------------------------------------------------------------------------------
Other: Insurance                                     252         -         -         -         -       252
--------------------------------------------------------------------------------------------------------------
Other: Pension                                    23,989         -         -         -         -    23,989
--------------------------------------------------------------------------------------------------------------
Other: Other                                       5,261         -         -         -         -     5,261
--------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                          30,018         -         -         -         -    30,018
==============================================================================================================


Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           ITG GLOBAL                           02-13672
==============================================================================================================
                                                                      NUMBER OF DAYS PAST DUE
                                                             ========================================
(AMOUNTS IN THOUSANDS)                              CURRENT    0 - 30   31 - 60   61 - 90   OVER 90    TOTAL
==============================================================================================================
Accounts Payable                                       -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Wages Payable                                          -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Taxes Payable                                          -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Rent / Leases - Building                               -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment                              -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments            -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Professional Fees                                      -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Other: Benefits                                        -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Other: Insurance                                       -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Other: Pension                                         -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Other: Other                                           -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
TOTAL ACCRUEDS                                         -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                               -         -         -         -         -         -
==============================================================================================================


           PRECISION CABLE MANUFACTURING        02-13675
==============================================================================================================
                                                                      NUMBER OF DAYS PAST DUE
                                                             ========================================
(AMOUNTS IN THOUSANDS)                              CURRENT    0 - 30   31 - 60   61 - 90   OVER 90    TOTAL
==============================================================================================================
Accounts Payable                                       -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Wages Payable                                          -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Taxes Payable                                          -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Rent / Leases - Building                               -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment                              -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments            -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Professional Fees                                      -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Other: Benefits                                        -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Other: Insurance                                       -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Other: Pension                                         -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Other: Other                                           -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
TOTAL ACCRUEDS                                         -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                               -         -         -         -         -         -
==============================================================================================================


           STEWART STAMPING GROUP               02-13678, 02-13676, 02-13677
==============================================================================================================
                                                                      NUMBER OF DAYS PAST DUE
                                                             ========================================
(AMOUNTS IN THOUSANDS)                            CURRENT      0 - 30   31 - 60   61 - 90   OVER 90    TOTAL
==============================================================================================================
Accounts Payable                                       -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Wages Payable                                          -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Taxes Payable                                          -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Rent / Leases - Building                               -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment                              -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments            -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Professional Fees                                      -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Other: Benefits                                        -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Other: Insurance                                       -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Other: Pension                                         -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Other: Other                                           -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
TOTAL ACCRUEDS                                         -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                               -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------


           STEWART CONNECTOR SYSTEMS            02-13679
==============================================================================================================
                                                                      NUMBER OF DAYS PAST DUE
                                                             ========================================
(AMOUNTS IN THOUSANDS)                              CURRENT    0 - 30   31 - 60   61 - 90   OVER 90    TOTAL
==============================================================================================================
Accounts Payable                                       -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Wages Payable                                          -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Taxes Payable                                          -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Rent / Leases - Building                               -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment                              -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments            -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Professional Fees                                      -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Other: Benefits                                        -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Other: Insurance                                       -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Other: Pension                                         -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Other: Other                                           -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
TOTAL ACCRUEDS                                         -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                               -         -         -         -         -         -
==============================================================================================================

           INNET TECHNOLOGIES                   02-13673
==============================================================================================================
                                                                          NUMBER OF DAYS PAST DUE
                                                             ========================================
(AMOUNTS IN THOUSANDS)                              CURRENT    0 - 30   31 - 60   61 - 90   OVER 90    TOTAL
==============================================================================================================
Accounts Payable                                       -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Wages Payable                                          -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Taxes Payable                                          -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Rent / Leases - Building                               -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment                              -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments            -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Professional Fees                                      -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Other: Benefits                                        -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Other: Insurance                                       -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Other: Pension                                         -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Other: Other                                           -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
TOTAL ACCRUEDS                                         -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                               -         -         -         -         -         -
==============================================================================================================


           SIGNAL TRANSFORMER                   02-13681, 02-13680
==============================================================================================================
                                                                      NUMBER OF DAYS PAST DUE
                                                             ========================================
(AMOUNTS IN THOUSANDS)                              CURRENT    0 - 30   31 - 60   61 - 90   OVER 90    TOTAL
==============================================================================================================
Accounts Payable                                       -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Wages Payable                                          -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Taxes Payable                                          -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Rent / Leases - Building                               -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment                              -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments            -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Professional Fees                                      -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Other: Benefits                                        -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Other: Insurance                                       -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Other: Pension                                         -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Other: Other                                           -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
TOTAL ACCRUEDS                                         -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                               -         -         -         -         -         -
==============================================================================================================


           INSILCO TECHNOLOGIES, INC.           02-13672
==============================================================================================================
                                                                      NUMBER OF DAYS PAST DUE
                                                             ========================================
(AMOUNTS IN THOUSANDS)                              CURRENT    0 - 30   31 - 60   61 - 90   OVER 90    TOTAL
==============================================================================================================
Accounts Payable                                       -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Wages Payable                                          -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Taxes Payable                                          -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Rent / Leases - Building                               -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment                              -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments            -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Professional Fees                                      -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                -         -         -         -         -         -
--------------------------------------------------------------------------------------------------------------
Other: Benefits                                      516         -         -         -         -       516
--------------------------------------------------------------------------------------------------------------
Other: Insurance                                     252         -         -         -         -       252
--------------------------------------------------------------------------------------------------------------
Other: Pension                                    23,989         -         -         -         -    23,989
--------------------------------------------------------------------------------------------------------------
Other: Other                                       5,261         -         -         -         -     5,261
--------------------------------------------------------------------------------------------------------------
TOTAL ACCRUEDS                                    30,018         -         -         -         -    30,018
--------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                          30,018         -         -         -         -    30,018
==============================================================================================================

Companies with none:
Insilco International Holdings, Inc.            02-13674
Insilco Holding Co.                             02-13671

                                    EXHIBIT F

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re                  Insilco Technologies, Inc.,  et al.     Case No. 02-13672

Debtors Fiscal Month from February 22 to March 28, 2003 for the Reporting Period March 1, to March 31, 2003

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                  --------------------------------------------

============================================================================================
ACCOUNTS RECEIVABLE RECONCILIATION                                     AMOUNT (IN THOUSANDS)
============================================================================================
Total Accounts Receivable at the beginning of the reporting period            $ 20,451
--------------------------------------------------------------------------------------------
+ Amounts billed during the period                                            $  8,868
--------------------------------------------------------------------------------------------
- Amounts collected during the period                                         $  9,985
--------------------------------------------------------------------------------------------
- Reclass intercompany trade receivables to intercompany receivables          $    207
--------------------------------------------------------------------------------------------
- Accounts Receivable sold with asset sales                                   $ 19,127
--------------------------------------------------------------------------------------------
Total Accounts Receivable at the end of the reporting period                  $      -
============================================================================================

============================================================================================
ACCOUNTS RECEIVABLE AGING                                              AMOUNT (IN THOUSANDS)
============================================================================================
0 - 30 days old                                                                 $ -
--------------------------------------------------------------------------------------------
31 - 60 days old                                                                $ -
--------------------------------------------------------------------------------------------
61 - 90 days old                                                                $ -
--------------------------------------------------------------------------------------------
91+ days old                                                                    $ -
--------------------------------------------------------------------------------------------
Total Accounts Receivable                                                       $ -
--------------------------------------------------------------------------------------------
Amount considered uncollectable (Bad Debt)                                      $ -
--------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                       $ -
============================================================================================

Support Sheet For Accounts Receivable Reconciliation

                                              INSILCO     INSILCO     INSILCO
                                              HOLDIING    INTL'     TECHNOLOGIES PRECISION    STEWART     EFI METAL  EYELETS FOR
                                                CO.       HOLDING       INC.       CABLE      STAMPING    FORMING     INDUSTRY
(amounts in thousands)                        02-13671    02-13674    02-13672    02-13675    02-13678    02-13677    02-13676
--------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION             AMOUNT      AMOUNT      AMOUNT      AMOUNT      AMOUNT      AMOUNT      AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the 12/31/02        $ -        $ -       $ 1,501     $ 4,108     $ 4,195      $ 806      $ 3,247
--------------------------------------------------------------------------------------------------------------------------------
+  Amounts billed during the period              $ -        $ -       $   755     $ 1,312     $ 1,772      $ 610      $ 1,607
--------------------------------------------------------------------------------------------------------------------------------
-  Amounts collected during the period           $ -        $ -       $   616     $ 2,240     $ 1,990      $ 627      $ 1,559
--------------------------------------------------------------------------------------------------------------------------------
-  Reclass intercompany trade receivables to
   intercompany receivables                      $ -        $ -       $     -     $    35 -     $ 172      $   -      $     -
--------------------------------------------------------------------------------------------------------------------------------
-  Accounts Receivable sold with asset sales                          $ 1,640     $ 3,145     $ 3,805      $ 789      $ 3,295
--------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the 1/24/03         $ -        $ -       $     -     $     -       $ - -      $   -      $     -
--------------------------------------------------------------------------------------------------------------------------------


                                                 STEWART
                                                 CONNECTOR    INNET       SIGNAL       SIGNAL
                                                 SYSTEMS   TECHNOLOGIES  TRANSFORMER   CARIBE
(amounts in thousands)                           02-13679    02-13674     02-13681    02-13680
------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION                AMOUNT      AMOUNT       AMOUNT      AMOUNT      TOTAL
------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the 12/31/02        $ 2,721      $  428      $ 3,445      $    -    $ 20,451
------------------------------------------------------------------------------------------------------------
+  Amounts billed during the period              $ 1,316      $  139      $ 1,357      $    -    $  8,868
------------------------------------------------------------------------------------------------------------
-  Amounts collected during the period           $ 1,411      $  110      $ 1,432      $    -    $  9,985
------------------------------------------------------------------------------------------------------------
-  Reclass intercompany trade receivables to
   intercompany receivables                      $     -      $    -      $     -      $    -    $    207
------------------------------------------------------------------------------------------------------------
-  Accounts Receivable sold with asset sales     $ 2,626      $  457      $ 3,370      $    -    $ 19,127
------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the 1/24/03         $     -      $    -      $     -      $    -    $      -
------------------------------------------------------------------------------------------------------------


                                              INSILCO     INSILCO     INSILCO
                                              HOLDIING    INTL'     TECHNOLOGIES PRECISION    STEWART     EFI METAL  EYELETS FOR
                                                CO.       HOLDING       INC.       CABLE      STAMPING    FORMING     INDUSTRY
(amounts in thousands)                        02-13671    02-13674    02-13672    02-13675    02-13678    02-13677    02-13676
--------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                      AMOUNT      AMOUNT      AMOUNT      AMOUNT      AMOUNT      AMOUNT      AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
0 - 30 days old                                  $ -        $ -         $ -         $ -         $ -         $ -         $ -
--------------------------------------------------------------------------------------------------------------------------------
31 - 60 days old                                 $ -        $ -         $ -         $ -         $ -         $ -         $ -
--------------------------------------------------------------------------------------------------------------------------------
61 - 90 days old                                 $ -        $ -         $ -         $ -         $ -         $ -         $ -
--------------------------------------------------------------------------------------------------------------------------------
91+ days old                                     $ -        $ -         $ -         $ -         $ -         $ -         $ -
--------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable                        $ -        $ -         $ -         $ -         $ -         $ -         $ -
--------------------------------------------------------------------------------------------------------------------------------
Amount considered uncollectable (Bad Debt)       $ -        $ -         $ -         $ -         $ -         $ -         $ -
--------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                        $ -        $ -         $ -         $ -         $ -         $ -         $ -
--------------------------------------------------------------------------------------------------------------------------------









                                              STEWART
                                              CONNECTOR    INNET       SIGNAL       SIGNAL
                                              SYSTEMS   TECHNOLOGIES  TRANSFORMER   CARIBE
(amounts in thousands)                        02-13679    02-13674     02-13681    02-13680
-------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                      AMOUNT      AMOUNT       AMOUNT      AMOUNT      TOTAL
-------------------------------------------------------------------------------------------------------
0 - 30 days old                                 $ -         $ -          $ -         $ -         $ -
-------------------------------------------------------------------------------------------------------
31 - 60 days old                                $ -         $ -          $ -         $ -         $ -
-------------------------------------------------------------------------------------------------------
61 - 90 days old                                $ -         $ -          $ -         $ -         $ -
-------------------------------------------------------------------------------------------------------
91+ days old                                    $ -         $ -          $ -         $ -         $ -
-------------------------------------------------------------------------------------------------------
Total Accounts Receivable                       $ -         $ -          $ -         $ -         $ -
-------------------------------------------------------------------------------------------------------
Amount considered uncollectable (Bad Debt)      $ -         $ -          $ -         $ -         $ -
-------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                       $ -         $ -          $ -         $ -         $ -
-------------------------------------------------------------------------------------------------------

                                    EXHIBIT G

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re                  Insilco Technologies, Inc.,  et al.     Case No. 02-13672

Debtors Fiscal Month from February 22 to March 28, 2003 for the Reporting Period March 1, to March 31, 2003

                              DEBTOR QUESTIONNAIRE
                              --------------------

================================================================================
MUST BE COMPLETED EACH MONTH                                   YES        NO
================================================================================
1. Have any assets been sold or transferred outside the
normal course of business this reporting period? If yes,
provide an explanation below.                                  Yes
--------------------------------------------------------------------------------
2. Have any funds been disbursed from any account other
than a debtor in possession account this reporting
period? If yes, provide an explanation below.                             No
--------------------------------------------------------------------------------
3. Have all postpetition tax returns been timely filed?
If no, provide an explanation below.                           Yes
--------------------------------------------------------------------------------
4. Are workers compensation, general liability an other
necessary insurance coverages in effect? If no, provide
an explanation below.                                          Yes
================================================================================


#1 above - the majority of the businesses were sold in the month of March. See Gross to Net Proceeds on next sheet.
--------------------------------------------------------------------------------

                                                                                        Custom                           Custom
                                   Precision         Passive           North          Assemblies                       Assemblies
   Assets Sold     Ireland         Stampings        Components      Myrtle Beach       Amphenol                         Amphenol
         Buyer   S. Bullock     SRDF Partnership     Bel Fuse     LL&R Partnership       to US         Total US         to Canada
Gross Proceeds   100,000.00       9,175,729.06    36,718,710.15     1,687,226.18     8,325,811.49    55,907,476.88    2,590,324.14

Transferred to
Secured Lenders (100,000.00)                                                                        (49,892,000.00)         -
                ------------     ----------------------------------------------------------------------------------   ------------
Net Proceeds           -          9,175,729.06    36,718,710.15     1,687,226.18     8,325,811.49     6,015,476.88    2,590,324.14
                ============     ==================================================================================   ============